UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)


                               September 19 , 2006

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                                  DCI USA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        000-31143                   22-3742159
-------------------------------      ----------------------       -------------------
(State or Other Jurisdiction of     (Commission File Number)         (IRS Employer
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

EXHIBIT INDEX

Exhibit 99.1
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                                  8 Bond Street
                           Great Neck, New York 11021
          (Address of Principal Executive Offices, including Zip Code)

                                 (718) 383-5255
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01    REGULATION FD DISCLOSURE.



      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On September 19, 2006, DCI USA. Inc. issued a press release announcing its intent to invest in a clean energy wind turbine farm. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


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

Item 9.01. Exhibits

Exhibit 99.1 Press Release, dated September 19, 2006, of DCI USA, Inc. announcing its intent to invest in a clean energy wind turbine farm.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  DCI USA, INC.

Dated:  September 20, 2006                By:  /s/ Jonathan Ilan Ofir
                                               ---------------------------------
                                          Name:  Jonathan Ilan Ofir
                                          Title: Chief Executive Officer


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

EXHIBIT INDEX

Exhibit 99.1 Press Release, dated September 19, 2006, of DCI USA, Inc. announcing its intent to invest in a clean energy wind turbine farm.


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